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                                                                   Exhibit 1.1


                                  NAVIDEC, INC.

                        2,500,000 SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                            ____________, 1999

First Security Van Kasper
Advest, Inc.
     As Representatives of the Several
     Underwriters named in Schedule I
     c/o  First Security Van Kasper
     600 California Street, Suite 1700
     San Francisco, California  94108-2704

Ladies and Gentlemen:

         Navidec, Inc., a Colorado corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") 2,500,000 shares (the "FIRM SHARES") of the Company's Common Stock, no par value (the "COMMON STOCK"). In addition, the Company and the stockholders listed on Schedule II hereto (the "SELLING STOCKHOLDERS") propose to grant to the Underwriters an option to purchase up to an additional 375,000 shares of the Common Stock on the terms and for the purposes set forth in
Section 2(b) (the "OPTION SHARES"). The Firm Shares and any Option Shares purchased pursuant to this Agreement are referred to below as the "SHARES." First Security Van Kasper and Advest, Inc. are acting as Representatives of the several Underwriters and in that capacity is referred to in this Agreement as the "REPRESENTATIVES".

         The Company hereby confirms its agreements with the several Underwriters as set forth below.





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1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS.

         (A) The Company hereby represents and warrants to, and agrees with each Underwriter, as follows:

                  (I) A registration statement (Registration No. 333-______) on Form S-3 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), including such amendments to such Registration Statement as may have been required to the date of this Agreement, relating to the Shares has been prepared by the Company under and in conformity with the provisions of the Securities Act, the rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. After the execution of this Agreement, the Company will file with the Commission either (i) if such Registration Statement, as it may have been amended, has been declared by the Commission to be effective under the Securities Act, either (A) if the Company relies on Rule 434 of the Rules and Regulations, a Term Sheet (defined below) relating to the Shares, that identifies the Preliminary Prospectus (defined below) that it supplements and contains such information as is required or permitted by Rules 434, 430A and 424(b) of the Rules and Regulations or (B) if the Company does not rely on Rule 434, a prospectus in the form most recently included in an amendment to such Registration Statement (or, if no such amendment has been filed, in such Registration Statement), with such changes or insertions as are required by Rule 430A of the Rules and Regulations or permitted by Rule 424(b) of the Rules and Regulations, and in the case of either (i)(A) or (i)(B) of this sentence, as has been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such Registration Statement, as it may have been amended, has not been declared by the Commission to be effective pursuant to
Section 8 of the Securities Act, an amendment to such Registration Statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "REGISTRATION STATEMENT" means such Registration Statement, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A of the Rules and Regulations and included in the Prospectus (defined below), in the form in which it became effective from and after the time it became effective, and any Registration Statement filed pursuant to Rule 462(b) of the Rules and Regulations with respect to the Common Stock (a "RULE 462(B) REGISTRATION STATEMENT"), and, in the event of any amendment thereto after the effective date of such Registration Statement (the "EFFECTIVE DATE"), shall also mean (from and after the effectiveness of such amendment) such Registration Statement as so amended (including any 462(b) Registration Statement); the term "PRELIMINARY PROSPECTUS" means each prospectus subject to completion filed with such Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "PROSPECTUS" means:

                           (A) if the Company relies on Rule 434, the Term Sheet
relating to the Shares that is first filed pursuant to Rule 424(b)(7), together with the Preliminary Prospectus identified therein that such Term Sheet supplements;



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                           (B) if the Company does not rely on Rule 434, the
prospectus first filed with the Commission pursuant to Rule 424(b); or

                           (C) if the Company does not rely on Rule 434 and if
no prospectus is required to be filed pursuant to Rule 424(b), the prospectus included in the Registration Statement;

provided, that, if any revised prospectus that is provided to the Underwriters by the Company for "use in connection with the offering of the Shares" differs from the prospectus on file with the Commission at the time the Registration Statement became or becomes, as the case may be, effective, whether or not the revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations, the term "Prospectus" shall mean such revised prospectus from and after the time it is first provided to the Underwriters for such use. The term "Term Sheet" as used in this Agreement means any term sheet that satisfies the requirements of Rule 434. Any reference in this Agreement to the "date" of a prospectus that includes a Term Sheet means the date of such Term Sheet.



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                  (II) No order suspending the effectiveness of the Registration
Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated by the Commission; no order suspending the sale of the Shares in any jurisdiction has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated, and any request of the Commission for additional information (to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus or otherwise) has been complied with.

                  (III) When the Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be contained therein and complied in all respects with the requirements of the Securities Act, the Rules and Regulations, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations of the Commission thereunder (the "EXCHANGE ACT RULES AND REGULATIONS") and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at all times subsequent thereto up to and including the Closing Date (defined below) and any date on which Option Shares are to be purchased, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations, and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                  (IV) The subsidiaries (each, a "SUBSIDIARY" and collectively the "SUBSIDIARIES") of the Company and the jurisdiction of incorporation of each Subsidiary are listed on Exhibit A hereto. As used in this Agreement, the word "subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity of which the Company directly or indirectly owns 50 percent or more of the equity or that the Company directly or indirectly controls. The Company has no subsidiaries other than the Subsidiaries listed on Exhibit A to this Agreement, and except as set forth on such Exhibit, the Company owns 100% of the issued and outstanding stock of each of the Subsidiaries. Exhibit B hereto lists each entity in which the




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Company or any Subsidiary holds an equity interest, whether as a shareholder, partner, member, joint venturer or otherwise. Except as set forth on Exhibit B, neither the Company nor any Subsidiary has any equity interest in any person.

                  (V) Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full power (corporate and other) and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted and proposed to be conducted by it and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company or such Subsidiary). Each of the Company and its Subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from federal, state, local, foreign and other governmental or regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect.

                  (VI) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has not been any material loss or interference with the business of the Company or any Subsidiary from fire, explosion, flood, earthquake or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, or any changes in the capital stock or long-term debt of the Company or any Subsidiary, or any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or any material change, or a development known to the Company that might cause or result in a material change, in or affecting the business, properties, condition (financial or otherwise), results of operation or prospects of the Company or any Subsidiary, whether or not arising from transactions in the ordinary course of business, in each case other than as is set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and since such dates, except in the ordinary course of business, neither the Company nor any Subsidiary has entered into any material transaction not described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (VII) There is no agreement, contract, license, lease or other document required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All contracts described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), if any, are in full force and effect on the date hereof, and none of the Company, its Subsidiaries or any other party thereto is in material breach of or default under any such contract.

                  (VIII) The authorized and outstanding capital stock of the Company is set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and the description of the Common Stock and of the Shares therein conforms with




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and accurately describes the rights set forth in the instruments defining the same. The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable, and the issuance of the Shares is not subject to any preemptive or similar rights.

                  (IX) All of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of and are not subject to any preemptive rights or other rights to subscribe for or purchase securities of the Company. The description of the Company's stock option, stock bonus and other stock plans or arrangements and the options or other rights granted or exercised thereunder or otherwise set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Other than pursuant to this Agreement and the options, warrants and rights to purchase or acquire the Common Stock described in the Prospectus, there are no options, warrants or other rights outstanding to subscribe for or purchase or acquire any shares of the Company's capital stock. There are no preemptive rights applicable to any shares of capital stock of the Company.

                  (X) All of the stock in the Subsidiaries owned by the Company as set forth on Exhibit A is owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any type, kind or nature. All of the outstanding stock of each of the Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable, has been issued in compliance with all applicable laws, including securities laws, and was not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities of such Subsidiary. There are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the capital stock or registered capital of any Subsidiary and no Subsidiary is subject to any obligation, commitment, plan, arrangement or court or administrative order with respect to same. There are no preemptive rights applicable to any shares of capital stock or registered capital of the Subsidiaries.

                  (XI) This Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable federal or state securities laws. Other than the registration rights set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) there are no rights for or relating to the registration of any capital stock of the Company. The filing of the Registration Statement does not give rise to any rights, other than those which have been waived in writing, for or relating to the registration of any capital stock of the Company.

                  (XII) Neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery of this Agreement or the completion of the transactions contemplated by this Agreement result in a violation of or constitute a breach of or a default (including without limitation with the giving of notice, the passage of time or otherwise) under, the articles of incorporation, bylaws or other governing documents of the Company or such Subsidiary or any obligation, agreement, covenant or condition contained in any bond, debenture, note or other




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evidence of indebtedness or in any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any properties of the Company or any Subsidiary may be bound or affected. The Company has not incurred any liability, direct or indirect, for any finders' or similar fees payable on behalf of the Company or the Underwriters in connection with the transactions contemplated by this Agreement. The performance by the Company of its obligations under this Agreement will not violate any law, ordinance, rule or regulation, or any order, writ, injunction, judgment or decree of any governmental agency or body or of any court having jurisdiction over the Company or any Subsidiary or any properties of the Company or any Subsidiary, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary. Except for permits and similar authorizations required under the Securities Act, the Exchange Act or under other securities or Blue Sky laws of certain jurisdictions and for permits, authorizations, consents and approvals that have been obtained, no consent, permit, approval, authorization or order of any court, governmental agency or body, financial institution or any other person is required in connection with the completion by the Company of the transactions contemplated by this Agreement.

                  (XIII) Each of the Company and its Subsidiaries owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company or such Subsidiary (including, without limitation, all real property on which the Company's facilities are located) and, except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), free and clear of all liens, encumbrances and claims that might materially interfere with the business, properties, condition (financial or otherwise), results of operations or prospects of the Company or such Subsidiary.

                  (XIV) The Company or the appropriate Subsidiary, as the case may be, owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights (collectively, the "Intellectual Property") described or referred to in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), as owned by or used by the Company or such Subsidiary, or which are necessary for the conduct of the business of the Company or such Subsidiary as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company or any Subsidiary. Except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any Subsidiary is a party to any material options, licenses, or agreements of any kind that grant rights to any other party to manufacture, license, produce, assemble, market or sell the products of the Company, nor is the Company or any Subsidiary bound by or a party to any options, licenses, or agreements of any kind with respect to any Intellectual Property of any other party material to the business of the Company. No employee of the Company or of any Subsidiary is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement known to the Company, or subject




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to any judgment, decree, or order of any court or administrative agency known to the Company, that would interfere with the use of such employee's best efforts to promote the interests of the Company or such Subsidiary or that would conflict with the business of the Company or such Subsidiary as presently conducted or proposed to be conducted.

                  (XV) There is no litigation or governmental proceeding to which the Company or any Subsidiary is a party or to which any property of the Company or any Subsidiary is subject which is pending or, to the best knowledge of the Company, is threatened or contemplated against the Company that is required to be disclosed in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or that might prevent consummation of the transactions contemplated by this Agreement and is not so disclosed.

                  (XVI) None of the Company or any Subsidiary is in violation of, or has received any notice or claim from any governmental agency or third party that any of them is in violation of, any law, ordinance, rule or regulation, or any order, writ, injunction, judgment or decree of any agency or body or of any court, to which it or its properties (whether owned or leased) may be subject, which violation might have a material effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company or any Subsidiary.

                  (XVII) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, the Exchange Act Rules and Regulations or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. No bid or purchase by the Company and, to the best knowledge of the Company, no bid or purchase that could be attributed to the Company (as a result of bids or purchases by an "affiliated purchaser" within the meaning of Regulation M under the Exchange Act) for or of the Shares, the Common Stock, any securities of the same class or series as the Common Stock or any securities convertible into or exchangeable for or that represent any right to acquire the Common Stock is now pending or in progress or will have commenced at any time prior to the completion of the distribution of the Shares that is or will be in violation of Regulation M under the Exchange Act.

                  (XVIII) Both Hein & Associates LLP and Arthur Anderson LLP, whose reports appear in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are, and during the periods covered by their reports in the Registration Statement were, independent accountants as required by the Securities Act and the Rules and Regulations. The financial statements and schedules included in the Registration Statement, each Preliminary Prospectus and the Prospectus present fairly (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will present fairly) the financial condition, results of operations, cash flow and changes in shareholders' equity and the financial statements and schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The selected and summary financial and statistical data included in the Registration Statement and the Prospectus present fairly (or, if the Prospectus has




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not been filed with the Commission, as to the Prospectus, will present fairly)
the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement. Except as set forth in such financial statements or as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has no material debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, including, without limitation, any tax liabilities or deferred tax liabilities or any other debts, liabilities or obligations.

                  (XIX) The books, records and accounts of the Company and each Subsidiary accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company and such Subsidiary. The systems of internal accounting controls maintained by the Company and each Subsidiary are sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (x) to permit preparation of financial statements in conformity with generally accepted accounting principles and (y) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (XX) For a period of 180 days following the date of the Prospectus, the Company shall not offer, sell, contract to sell or otherwise dispose of, or announce the offer of, any Common Stock, warrants, options or other securities exchangeable for or convertible into Common Stock without the prior written consent of the Representatives; except that the Company during this period (A) may issue to employees, officers, directors and consultants of the Company, options to purchase Common Stock; provided, that, such options shall not be exercisable during this 180 day period and (B) may issue shares of Common Stock upon the exercise of previously outstanding options, warrants or rights.

                  (XXI) No labor disturbance by the employees of the Company or any Subsidiary exists, is imminent or, to the best knowledge of the Company, is contemplated or threatened; and the Company is not aware of an existing, imminent or threatened labor disturbance by the employees of any principal suppliers or contractors that might be expected to result in any material change in the business, properties, condition (financial or otherwise), results of operations or prospects of the Company. Except as disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no collective bargaining agreement exists with any employees of the Company or any Subsidiary and, to the best knowledge of the Company, no such agreement is imminent. Except as disclosed in the Registration Statement, no officer, employee or consultant of the Company or any Subsidiary whose continued services are material to the conduct of the business of the Company or any Subsidiary has any plans to terminate employment with the Company or any Subsidiary nor does the Company or any Subsidiary have a present intention to terminate the employment or contract of any such person.

                  (XXII) Each of the Company and its Subsidiaries has filed all federal, state, local and foreign tax returns that are required to be filed or has requested extension thereof and




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has paid all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges to the extent that the same have become due and payable. No tax assessment or deficiency has been made or proposed against the Company or any of its Subsidiaries nor has the Company or any Subsidiary received any notice of any proposed tax assessment or deficiency.

                  (XXIII) Except as set forth in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus) there are no outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of any of (A) its "affiliates", as such term is defined in the Rules and Regulations, (B) any of the officers or directors of any of its Subsidiaries or (C) any of the members of the families of any of them.

                  (XXIV) Neither the Company nor any Subsidiary has, directly or indirectly, at any time: (A) made any contributions to any candidate for political office in violation of law; (B) made any payment in violation of law to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties; or (C) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (XXV) Neither the Company nor any Subsidiary has any material liability, absolute or contingent, relating to: (A) public health or safety; (B) worker health or safety; (C) product defect or warranty; or (iv) except as may be disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) pollution, damage to or protection of the environment, including, without limitation, relating to damage to natural resources, emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, use, treatment, storage, generation, disposal, transport or handling of any hazardous materials, which could have a material adverse effect on the general affairs, management and financial position of the Company. As used herein, "HAZARDOUS MATERIAL" includes chemical substances, or wastes, pollutants, contaminants, hazardous, radioactive or toxic substances, constituents, materials or wastes, whether solid, gaseous or liquid in nature.

                  (XXVI) The Company has not distributed and will not distribute prior to the Closing Date or prior to any date on which the Option Shares are to be purchased, as the case may be, any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus, the Registration Statement and any other material which may be permitted by the Securities Act and the Rules and Regulations.

                  (XXVII) The Company has filed and will file in a timely manner all reports and other documents required to be filed with the Commission under the Exchange Act and with the National Association of Securities Dealers, Inc. (the "NASD"), and each such report or other document contained, at the time it was filed, such information as was required to be included in such report or other document and all such information was correct and complete in all material respects; except as disclosed in the Registration Statement, no event has occurred or is likely to occur that required or would require an amendment to any report or document referred to in this section that has not been filed or distributed as required.




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                  (XXVIII) The Shares have been designated for inclusion on the
Nasdaq National Market, subject only to official notice of issuance.

                  (XXIX) The Company is not now, and intends to conduct its affairs in the future in such a manner so that it will not become, an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  (XXX) Each of the Company and its Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) for which the Company would have any liability has occurred; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under
Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

                  (XXXI) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any Subsidiary (or, to the best knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any Subsidiary; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes, radioactive wastes, mixed wastes or hazardous substances due to or caused by the Company or any Subsidiary or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any Subsidiary. The terms "RADIOACTIVE WASTES," "MIXED WASTES," "HAZARDOUS WASTES," "TOXIC WASTES," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (XXXII) The Company satisfies the requirements for filing a registration statement on Form S-3.

                  (XXXIII) Each certificate signed by any officer of the Company or any Subsidiary and delivered to the Representatives' or Underwriter's counsel shall be deemed to be a representation and warranty by the Company or such Subsidiary to each Underwriter as to matters covered thereby.

         (B) Each Selling Stockholder hereby severally represents and warrants to, and agrees with each Underwriter, as follows:

                  (I) Such Selling Stockholder has, and on the Closing Date, will have valid and unencumbered title to the Option Shares to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Option Shares to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Option Shares on the Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Option Shares to be delivered by such Selling Stockholder on the Closing Date.

                  (II) When the Registration Statement or any amendment thereto was or is declared effective, it did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at all times subsequent thereto up to and including the Closing Date and any date on which Option Shares are to be purchased, the Prospectus, as amended or supplemented at any such time, did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The provisions of this subsection (b)(ii) apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

                  (III) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                           (IV) Certificates in negotiable form for the Option
                  Shares to be sold by such Selling Stockholder have been placed in custody under a Custody Agreement for delivery under this Agreement with the Custodian; such Selling Stockholder specifically agrees that the Option Shares represented by the certificates so held in custody for such Selling Stockholder are subject to the interests of the several Underwriters and the Company, that the arrangements made by such Selling Stockholder for such custody, including the Power of Attorney provided for in such Custody Agreement, are to that extent irrevocable, and that the obligations of such Selling Stockholder shall not be terminated by any act of such Selling Stockholder or by operation of law, whether by the death or incapacity of such Selling Stockholder (or, in the case of a Selling Stockholder that is not an individual, the dissolution or liquidation of such Selling Stockholder) or the occurrence of any other event; if any such death, incapacity, dissolution liquidation or other such event should occur before the delivery of such Option Shares hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, dissolution, liquidation or other event had not occurred, regardless of whether the Custodian shall have received notice of such death, incapacity, dissolution, liquidation or other event.

2. PURCHASE, SALE AND DELIVERY OF THE SHARES.

         (A) On the basis of the representations, warranties, covenants and agreements of the Company contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $______ per Share ("PURCHASE PRICE"), the respective number of Firm Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement (subject to adjustment as provided in Section 8 of this Agreement).

                  (B) On the basis of the several (and not joint) representations, warranties, covenants and agreements of the Underwriters contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Company and the Selling Stockholders grant an option to the several Underwriters to purchase from the Company all or a portion of the respective number of Option Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement (subject to adjustment as provided in Section 8 of this Agreement) and to purchase from each Selling Stockholder all or a portion (on a pro rata basis) of the respective number of Option Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement (subject to adjustment as provided in Section 8 of this Agreement) at the Purchase Price. This option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 45th day after the date of the Prospectus upon written, telecopied or telegraphic notice by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option and the settlement date. If the option to purchase the Option Shares is exercised, the Option Shares shall be purchased severally, and not jointly, by each Underwriter, in the same proportion that the number of Firm Shares set forth opposite the name of the Underwriter in
         Schedule I to this Agreement bears to the total number of Firm Shares to be purchased by the Underwriters under Section 2(a) above, subject to such adjustments as the Representatives in its absolute discretion shall make to eliminate any fractional Shares. Delivery of Option Shares, and payment therefor, shall be made as provided in Section 2(c), Section 2(d) and Section 2(e) below.

                  If the option to purchase the Option Shares is exercised, certificates in negotiable form for the Option Shares to be sold by the Selling Stockholders hereunder will be placed in custody, for delivery under this Agreement, under Custody Agreements made with _____________, as custodian ("CUSTODIAN"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Option Shares hereunder, certificates for such Option Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         (C) Delivery of the Firm Shares and the Option Shares (if the option granted by the Company in Section 2(b) above has been exercised not later than 7:00 a.m., San Francisco time, on the date two business days preceding the Closing Date), and payment therefor, shall be made at the office of First Security Van Kasper, 600 California Street, Suite 1700, San Francisco, California at 7:00 a.m., San Francisco time, on the third business day after the effective date of this Agreement, or at such time on such other day, not later than seven full business days after such third business day, as shall be agreed upon in writing by the Company and the Representatives, or as provided in
Section 8 of this Agreement. The date and hour of delivery and payment for the Firm Shares are referred to in this Agreement as the "FIRST CLOSING DATE". The date and hour of delivery and payment for the Option Shares, if any, are referred to in this Agreement as the "OPTIONAL CLOSING DATE" (the First Closing Date and Option Closing Date, if any, being referred to as a "CLOSING DATE"). As used in this Agreement, "BUSINESS DAY" means a day on which the Nasdaq National Market is operating and on which banks in New York and California are open for business and not permitted by law or executive order to be closed.

         (D) If the option granted by the Company in Section 2(b) above is exercised after 7:00 a.m., San Francisco time, on the date two business days preceding the Closing Date, delivery of the Option Shares and payment therefor shall be made at the office of First Security Van Kasper, 600 California Street, Suit 1700, San Francisco, California at 7:00 a.m., San Francisco time, on the date specified by the Representatives (which shall be three or four or fewer business days after the exercise of the option, but not in excess of the period specified in the Rules and Regulations).

         (E) Payment of the Purchase Price for the Shares by the several Underwriters shall be made by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company. Such payment shall be made upon delivery of Shares to the Representatives for the respective accounts of the several Underwriters. The Shares to be delivered to the Representatives shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Closing Date, in the case of Firm Shares, and at least one business day prior to the purchase of the Option Shares, in the case of the Option Shares. The Representatives, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company for Shares to be purchased by any Underwriter whose check shall not have been received by the Representatives on the Closing Date or any later date on which Option Shares are purchased for the account of such Underwriter. Any such payment shall not relieve such Underwriter from any of its obligations hereunder.

         (F) The several Underwriters propose to offer the Shares for sale to the public as soon as the Representatives deems it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth (or to be set forth) in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

         (G) The information set forth in the under the caption "Underwriting" in the Registration Statement, any Preliminary Prospectus and in the Prospectus constitute the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement.

3. FURTHER AGREEMENTS OF THE COMPANY AND THE SELLING STOCKHOLDERS. The Company covenants and agrees with the several Underwriters as follows:

         (A) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed (and in form and substance reasonably satisfactory to the Underwriters) pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will not file the Prospectus, any amended Prospectus, any amendment (including post-effective amendments) of the Registration Statement or any supplement to the Prospectus without (i) advising the Representatives of the proposed filing of such document, amendment or supplement within a reasonable time prior to the proposed filing, and furnishing the Representatives with copies thereof and (ii) obtaining the prior consent of the Representatives to such filing. The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in the reasonable opinion of the Representatives in connection with the distribution of the Shares by the Underwriters and shall use its best efforts to cause the same to become effective as promptly as possible.

         (B) The Company will promptly advise the Representatives (i) when the Registration Statement becomes effective, (ii) when any post-effective amendment thereof becomes effective, (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

         (C) The Company will (i) on or before the Closing Date, deliver to the Representatives and its counsel a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to the Representatives) and will also deliver to the Representatives, for distribution to the several Underwriters, a sufficient number of additional conformed copies of each of the foregoing (excluding exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to the Representatives and send to the several Underwriters, at such office or offices as the Representatives may designate, as many copies of the Prospectus as the Representatives may reasonably request and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer, likewise to send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended

Prospectus, filed by the Company with the Commission, as the Representatives may reasonably request for the purposes contemplated by the Securities Act.

         (D) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer any event shall occur as a result of which it is necessary to supplement or amend the Prospectus in order to make the Prospectus not misleading or so that the Prospectus will not omit to state a material fact necessary to be stated therein, in each case at the time the Prospectus is delivered to a purchaser of the Shares, or if it shall be necessary to amend or to supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading and so that it then will otherwise comply with the Securities Act and the Rules and Regulations. If, after the initial public offering of the Shares by the Underwriters and during such period, the Underwriters propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, the Representatives will advise the Company in writing of the proposed variation and if, in the opinion either of counsel for the Company or counsel for the Underwriters, such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Shares may be sold by the Underwriters to use the Prospectus, as from time to time so amended or supplemented, in connection with the sale of the Shares in accordance with the applicable provisions of the Securities Act and the Rules and Regulations for such period.

         (E) The Company will cooperate with the Representatives and its counsel in the qualification or registration of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and, if applicable, in connection with exemptions from such qualification or registration and, during the period in which a Prospectus is required by law to be delivered by an Underwriter or a dealer, in keeping such qualifications, registrations and exemptions in effect; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications, registrations and exemptions in effect for so long a period as the Representatives may reasonably request for the distribution of the Shares.

         (F) During a period of five years commencing with the date of this Agreement, the Company will promptly furnish to the Representatives and to each Underwriter who may so request in writing copies of (i) all periodic and special reports furnished by it to shareholders of the Company, (ii) all information, documents and reports filed by it with the Commission, any securities exchange on which any securities of the Company are then listed, the Nasdaq National Market, the Nasdaq Small Cap Securities Market or the NASD, (iii) all press releases and material news items or articles in respect of the Company or its affairs released or prepared by the Company (other than promotional and marketing materials disseminated solely to customers and potential customers of the Company in the ordinary course of business) and (iv) any additional information concerning the Company or its business which the Representatives may reasonably request.

         (G) Within 90 days of the Closing Date, the Company will furnish the Representatives with four bound volumes which shall be standard for an underwriting transaction of the type contemplated by this Agreement.

         (H) As soon as practicable, but not later than the 45th day following the end of the fiscal quarter first ending after the first anniversary of the Effective Date, the Company will make generally available to its securities holders and furnish to the Representatives an earnings statement or statements (which need not be audited) in accordance with Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

         (I) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         (J) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

         (K) The Company will, at all times for a period of at least five years after the date of this Agreement, cause the Common Stock (including the Shares) to be included on the Nasdaq National Market to the extent that the Common Stock satisfies the then applicable criteria for inclusion, and the Company will comply with all registration, filing, reporting, listing and other requirements of the Exchange Act and the Nasdaq National Market, which may from time to time be applicable to the Company.

         (L) The Company will use its best efforts to maintain insurance of the types and in the amounts which it deems adequate for its business consistent with insurance coverage maintained by companies of similar size and engaged in similar businesses in similar geographic locations, including, but not limited to, product liability insurance and general liability insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

         (M) The Company will issue no press release prior to the Closing Date with respect to the offering of the Shares without the prior written consent of the Representatives.

         (N) The Company will not effect a change in its accounting firm to any other firm other than a "big six" accounting firm for a period of three years from the date of this Agreement without the written consent of the Representatives.

         (O) The Company has not and will not, without the prior written consent of the Representatives, seek any exemption from the requirements for inclusion on the Nasdaq National Market.

                  (P) The Company will take all steps necessary to comply with the requirements of the NASD in connection with the issuance and sale of the Shares.

         (Q) Each Selling Stockholder agrees to deliver to First Security Van Kasper on or prior to the Optional Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

4. FEES AND EXPENSES.

         (A) The Company and each Selling Stockholder agree with each Underwriter that:

                  (I) The Company and each Selling Stockholder will pay and bear all costs and expenses in connection with: the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus, any drafts of each of them and any amendments or supplements to any of them; the duplication or, if applicable, printing (including all drafts thereof) of this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreements, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the Underwriters' Questionnaire and the Power of Attorney and the duplication and printing (including of drafts thereof) of any other underwriting documents and underwriting material (including but not limited to marketing memoranda and other marketing material) approved by the Company and used in connection with the offering, purchase, sale and delivery of the Shares; the issuance and delivery of the Shares under this Agreement to the several Underwriters, including all expenses, taxes, duties, fees and commissions on the purchase and sale of the Shares, stock exchange brokerage and transaction levies with respect to the purchase and, if applicable, the sale of the Shares; the cost of printing the certificates for the Shares; the Transfer Agents' and Registrars' fees; the fees and disbursements of counsel for the Company and the Selling Stockholders, if any; all fees and other charges of the Company's independent public accountants and any other experts named in the Prospectus; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, the agreements and other documents and instruments referred to above and any amendments or supplements to any of the foregoing; the NASD filing fees; the cost of qualifying or registering the Shares (or obtaining exemptions from qualification or registration) under the laws of such jurisdictions as the Representatives may designate (including filing fees and fees and costs/disbursements of Underwriters' counsel in connection with such NASD filings and state securities or Blue Sky qualifications, registrations and exemptions and in preparing the preliminary and any final Blue Sky Memorandum); all fees and expenses in connection with designating the Shares for inclusion on the Nasdaq National Market; all Company advertising and road show expenses; and all other expenses incurred by the Company and the Selling Stockholders in connection with the performance of its obligations hereunder. [IN ADDITION, THE COMPANY WILL PAY THE REPRESENTATIVES ON THE CLOSING DATE AND, IF APPLICABLE, ON THE DATE ON WHICH OPTION SHARES ARE PURCHASED, A NON-ACCOUNTABLE EXPENSE ALLOWANCE OF ONE AND ONE-HALF PERCENT (1 1/2%) OF THE GROSS PROCEEDS (PRIOR TO DEDUCTING UNDERWRITING DISCOUNTS AND COMMISSIONS) OF THE OFFERING OF THE SHARES].

                  (II) In addition to its obligations under Section 7(a) of this Agreement, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 7(a) of this Agreement, it will reimburse or advance to or for the benefit of the Underwriters, and each of them, on a monthly basis (or more often, if requested) for all legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse or advance for the benefit of the Underwriters for such expenses or the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Underwriters receiving the same shall promptly return such amounts to the Company together with interest, compounded daily, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America, NT&SA, San Francisco, California (the "PRIME RATE"), but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to or for the Underwriters within 30 days of a request for reimbursement or for an advance shall bear interest at the Prime Rate, compounded daily, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

         (B) In addition to their obligations under Section 7(b) of this Agreement, the Underwriters severally and in proportion to their obligation to purchase Firm Shares as set forth on Schedule I hereto, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 7(b) of this Agreement, they will reimburse or advance to or for the benefit of the Company on a monthly basis (or more often, if requested) for all legal and other expenses incurred by the Company in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety or enforceability of the Underwriters' obligation to reimburse or advance for the benefit of the Company for such expenses and the possibility that such payments or advances might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Company shall promptly return such amounts to the Underwriters together with interest, compounded daily, at the Prime Rate, but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to the Company within 30 days of a request for reimbursement or for an advance shall bear interest at the Prime Rate, compounded daily, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

         (C) Any controversy arising out of the operation of the interim reimbursement and advance arrangements set forth in Sections 4(a)(ii) and 4(b) above, including the amounts of any requested reimbursement payments or advances, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted under the provisions of the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to the demand or notice is authorized to do so. Any such arbitration will be limited to the interpretation and obligations of the parties under the interim reimbursement and advance provisions contained in Sections 4(a)(ii) and 4(b) above and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for or contribute to expenses that is created by the provisions of Section 7 of this Agreement.

         (D) If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 5 of this Agreement is not satisfied, or because of any termination pursuant to Section 9(b) of this Agreement, or because of any refusal, inability or failure on the part of the Company to perform any covenant or agreement set forth in this Agreement or to comply with any provision of this Agreement other than by reason of a default by any of the Underwriters, the Company agrees to reimburse the several Underwriters upon demand for all out-of-pocket accountable expenses reasonably incurred (including fees and disbursements of counsel) that shall have been incurred by any or all of them in connection with investigating, preparing to market or marketing the Shares or otherwise in connection with this Agreement.

5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares shall be subject, in the reasonable determination of the Representatives, to the accuracy as of the date of execution of this Agreement, the Firm Closing Date and the Optional Closing Date are to be purchased, as the case may be, of the representations and warranties of the Company and the Selling Stockholders, as applicable, set forth in this Agreement, to the accuracy of the statements of the Company and its officers and the Selling Stockholders, if applicable, made in any certificate delivered pursuant to this Agreement, to the performance by the Company and the Selling Stockholders, if applicable, of all of its obligations to be performed under this Agreement at or prior to the First Closing Date or Optional Closing Date, as the case may be, and to the satisfaction of all conditions to be satisfied or performed by the Company and the Selling Stockholders, as applicable, at or prior to that date and to the following additional conditions:

         (A) The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall become effective and the Company shall have provided evidence satisfactory to the Representatives of such filing and effectiveness) not later than 5:00 p.m., New York time, on the date of this Agreement or at such later date and time as the Representatives may approve in writing and, at the Closing Date or, with respect to the Option Shares, the Optional Closing Date, no stop order suspending the effectiveness of the Registration Statement or any qualification, registration or exemption from qualification or registration for the sale of the Shares in any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any request for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives and its counsel.

         (B) The Representatives shall have received from Cooley Godward LLP, counsel for the Underwriters, an opinion, on and dated as of the First Closing Date or, if applicable, the Optional Closing Date, with respect to the issuance and sale of the Shares and such other related matters as the Representatives may reasonably require, and the Company and the Selling Stockholders shall have furnished such counsel with all documents which they may request for the purpose of enabling them to pass upon such matters.

         (C) The Representatives shall have received on the First Closing Date or, if applicable, the Optional Closing Date, the opinion of Benesch, Friedlander, Caplan & Aronoff LLP, counsel for the Company, addressed to the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, covering the matters set forth in Exhibit C to this Agreement and in form and substance satisfactory to the Representatives.

         (D) The Representatives shall have received on the First Closing Date or, if applicable, the Optional Closing Date, the opinion of _________, addressed to the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, covering the matters set forth in Exhibit D to this Agreement and in form and substance satisfactory to the Representatives.

         (E) The Representatives shall be satisfied that there has not been any material change in the market for securities in general or in political, financial or economic conditions as to render it impracticable, in the judgment of the Representatives, to make a public offering of the Shares, or a material adverse change in market levels for securities in general (or those of companies in particular) or financial or economic conditions which render it inadvisable to proceed.

         (F) The Representatives shall have received on the First Closing Date or, if applicable, the Optional Closing Date, a certificate signed by the Chief Executive Officer and the Chief Financial Officer of the Company confirming certain of the representations and warranties of the Company, as follows:

                  (I) the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as if expressly made at and as of the applicable Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                  (II) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or are threatened under the Securities Act;

                  (III) the Common Stock has been designated for inclusion on the Nasdaq National Market, subject only to notice of issuance; and

                  (IV) (A) the respective signers of such certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus and any supplements or amendments to any of them and, as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct in all material respects and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) since the Effective Date, no event has occurred that should have been set forth in an amendment to the Registration Statement or a supplement or amendment to the Prospectus that has not been set forth in such an amendment or supplement, (C) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus, there has not been any material change or any development involving a prospective material change in or affecting the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries taken as a whole and, since such dates, neither the Company nor any of its Subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus, (D) there are not any pending or threatened legal proceedings to which the Company or any Subsidiary is a party or of which property of the Company or any Subsidiary is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus and (E) there are not any license agreements, contracts, leases or other documents that are required to be filed as exhibits to the Registration Statement that have not been filed as required.

         (G) The Representatives shall have received from Arthur Andersen LLP, accountants to the Company, a letter or letters, addressed to the Underwriters and dated the First Closing Date or, if applicable, the Optional Closing Date, confirming that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations and, based upon the procedures described in their letter delivered to the Representatives concurrently with the execution of this Agreement (the "ORIGINAL LETTER"), but carried out to a date not more than five business days prior to the applicable Closing Date, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the applicable Closing Date and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. Such letters reflect that there is not any change, or any development involving a prospective change, in or affecting the business, properties or condition (financial or otherwise), results of operations or prospects of the Company which, in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering of the Firm Shares or the purchase of the Option Shares as contemplated by the Prospectus. In addition, the Representatives shall have received from Arthur Andersen LLP, on or prior to the applicable Closing Date, a letter addressed to the Company and made available to the Representatives for the use of the Underwriters stating that their review of the Company's system of internal controls, to the extent they deemed necessary in establishing the scope of its latest examination of the Company's consolidated financial statements, or in delivering the Original Letter, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

         (H) Prior to the Closing Date, the Common Stock shall have been designated for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

         (I) The Representatives shall have received executed agreements from each of the Company's officers and directors and such holders of the Company's capital stock and options to purchase capital stock as the Representatives shall designate to the effect that each such person or entity will not for a period of 180 days following the date of the Prospectus, in each case without prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, or announce the offer of, any Common Stock or options or convertible securities exercisable or exchangeable for, or convertible into, Common Stock. The Company acknowledges that the Representatives have provided the Company with the form of agreement described above and that such form of agreement is acceptable for the purposes of this section.

         (J) The Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request (including certificates of officers of the Company and of the Selling Stockholders) as to the accuracy of the representations and warranties of the Company or any Subsidiary set forth in this Agreement, the performance by the Company and the Selling Stockholders of their respective obligations under this Agreement and such other matters as the Representatives may have then reasonably requested.

         All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement will be in compliance with the provisions of this Agreement only if they are reasonably satisfactory to the Representatives and its counsel. The Company and the Selling Stockholders will furnish the Representatives with such number of conformed copies of such opinions, certificates, letters and documents as the Representatives shall reasonably request.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, time being of the essence, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Representatives at or at any time prior to, the Closing Date or, with respect to the Option Shares, prior to Optional Closing Date, as the case may be. Notice of such cancellation shall be given to the Company in writing or by telephone, telecopy or telegraph confirmed in writing. Any such termination shall be without liability of the Company and the Selling Stockholders to the Underwriters (except as provided in Section 4 or Section 7 of this Agreement) and without liability of the Underwriters to the Company and the Selling Stockholders (except as provided in Section 7 of this Agreement).

6. CONDITIONS OF THE OBLIGATION OF THE COMPANY. The obligations of the Company and the Selling Stockholders to sell and deliver the Shares required to be delivered as and when specified in this Agreement shall be subject to the condition that, at the First Closing Date or, with respect to the Option Shares, the Optional Closing, no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

7. INDEMNIFICATION AND CONTRIBUTION.

                  (A) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state statute, law or regulation, at common law or otherwise, specifically including but not limited to losses, claims, damages or liabilities (or action in respect thereof) related to negligence on the part of any Underwriter, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part,
         (i) any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form declared effective by the Commission (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify or register the Shares under the securities or Blue Sky laws thereof or to obtain an exception from such qualification or registration or filed with the Commission, any registered national securities association or the Nasdaq National Market, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreements of the Company contained in this Section 7(a) shall not apply to such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this Section 7(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that is the subject thereof (or to the benefit of any person controlling such Underwriter) if the Company can demonstrate that at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) or, for this purpose, if applicable, a copy of the then most recent Preliminary Prospectus, was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus or, if applicable, prior Preliminary Prospectus, was corrected in the Prospectus (or the Prospectus as amended or supplemented) or, if applicable, the then most recent Preliminary Prospectus, unless the failure is the result of noncompliance by the Company with Section 3 of this Agreement. The indemnity agreements of the Company contained in this Section 7(a) and the representations and warranties of the Company contained in Section 1(a) of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or behalf of any indemnified party and shall survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

         (B) The Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state statute, law or regulation, at common law or otherwise, specifically including but not limited to losses, claims, damages or liabilities (or action in respect thereof) related to negligence on the part of any Underwriter, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part, (i) any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form declared effective by the Commission (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify or register the Shares under the securities or Blue Sky laws thereof or to obtain an exception from such qualification or registration or filed with the Commission, any registered national securities association or the Nasdaq National Market, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreements of the Company contained in this Section 7(a) shall not apply to such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto; and, provided, further, that a Selling Stockholder shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon information provided by such Selling Stockholder or contained in a representation or warranty given by such Selling Stockholder in this Agreement or the Custody Agreement; and, provided, further, that the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds to such Selling Stockholder from the sale of Option Shares sold by such Selling Stockholder hereunder. The indemnity agreements of each Selling Stockholder contained in this Section 7(a) and the representations and warranties of the Selling Stockholders contained in Section 1(b) of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or behalf of any indemnified party and shall survive the delivery of and payment for the Option Shares. This indemnity agreement shall be in addition to any liabilities which the Selling Stockholders may otherwise have

         (C) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement, each of its directors, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statute, law or regulation or at common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any breach of any covenant or agreement of the indemnifying Underwriter contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form declared effective by the Commission (including the Prospectus included as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case under clauses (ii) and (iii) above, as the case may be, only if such statement or omission was made in reliance upon and in connection with information furnished in writing to the Company by or on behalf of such indemnifying Underwriter through the Representatives specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The Company acknowledges and agrees that the matters described in Section 2(g) of this Agreement constitute the only information furnished in writing by or on behalf of any of the several Underwriters for inclusion in the Registration Statement or the Prospectus or in any Preliminary Prospectus. The several indemnity agreement of each Underwriter contained in this Section 7(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

         (D) Each person or entity indemnified under the provisions of Sections 7(a) and 7(b) above agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such Sections, it will, if a claim in respect thereunder is to be made against the indemnifying party or parties under this Section 7, promptly give written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in Sections 7(a) or 7(b) above shall be available to any person who fails to so give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related, but only to the extent such party was materially prejudiced by the failure to receive the Notice, and the omission to so notify such indemnifying party or parties shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of Sections 7(a) and 7(b). Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "NOTICE OF DEFENSE") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying, party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses or rights available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then separate counsel for and selected by the indemnified party or parties shall be entitled, at the expense of the indemnifying parties, to conduct the defense of the indemnified parties to the extent determined by counsel to the indemnified parties to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel selected by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and, unless separate counsel is to be chosen by the indemnified party or parties as provided above, the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under Sections 7(a) through 7(c) for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear and pay the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the "provided, however" clause in the preceding sentence and (B) the indemnifying party or parties shall bear and pay such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

         (E) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 7 but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 7(a) or 7(b) above (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering of the Shares, net of the underwriting discounts, received by the Company and the Selling Stockholders and the total underwriting discount retained by the Underwriters bear to the aggregate public offering price of the Shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                  The parties agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were to be determined by pro rata allocation which does not take into account the equitable considerations referred to in the first sentence of the first paragraph of this Section 7(d) and to the considerations referred to in the third sentence of the first paragraph of this Section 7(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of the first paragraph of this
Section 7(d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this Section 7(d). Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by that Underwriter. For purposes of this
Section 7(d), each person who controls an Underwriter within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of
Section 15 of the Securities Act, each officer of the Company who signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company; provided, however, in each case that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

                  Each party or other entity entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission to so notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except to the extent such party is materially prejudiced by the failure to receive written notice).

         (F) The Company and the Selling Stockholders shall not, without the prior written consent of each Underwriter and any person who controls such Underwriter within the meaning of Section 15 of the Securities Act, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each such Underwriter and each such controlling person from any and all liability arising out of such claim, action, suit or proceeding.

         (G) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of Sections 4(a)(ii), 4(b) and 4(c) and this Section 7 of this Agreement and that they are fully informed regarding all such provisions. They further acknowledge that the provisions of Sections 4(a)(ii), 4(b) and 4(c) and this Section 7 of this Agreement fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations. The parties are advised that federal or state policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain provisions of Sections 4(a)(ii), 4(b) and 4(c) and this Section 7 of this Agreement and, to the extent permitted by law, the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under Sections 4(a)(ii), 4(b) or 4(c) or this Section 7 of this Agreement and further agree not to assert any such defense.

8. SUBSTITUTION OF UNDERWRITERS. If for any reason one or more of the Underwriters fails or refuses (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 5 or Section 9 of this Agreement) to purchase and pay for the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters, the Representatives shall immediately give notice thereof to the Company and the non-defaulting Underwriters, and the non-defaulting Underwriters shall have the right within 24 hours after their receipt of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon among the Representatives and such purchasing Underwriter or Underwriters and upon the terms set forth herein, all or any part of the Firm Shares that such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail to make such arrangements with respect to all such Shares, the number of Firm Shares that each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining Shares that the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the Shares that the defaulting Underwriter or Underwriters agreed to purchase if the aggregate amount of such Shares exceeds 10% of the aggregate amount of Firm Shares that all Underwriters agreed to purchase under this Agreement. If the total number of Firm Shares that the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within 24 hours next succeeding the first 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to the

Representatives for purchase of such Shares on the terms set forth in this Agreement. In any such case, either the Representatives or the Company shall have the right to postpone the First Closing Date determined as provided in
Section 2(c) of this Agreement for not more than seven business days after the date originally fixed as the First Closing Date pursuant to Section 2(c) in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

                  If neither the non-defaulting Underwriters nor the Company shall make arrangements within the time periods set forth above for the purchase of all the Firm Shares that the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or any Selling Stockholder to any non-defaulting Underwriter (except as provided in Section 4 or Section 7 of this Agreement) and without any liability on the part of any nondefaulting Underwriters to the Company or any Selling Stockholder (except to the extent provided in Section 4 or Section 7 of this Agreement). Nothing in this Section 8, and no action taken hereunder, shall relieve any defaulting Underwriter from liability, if any, to the Company or any Selling Stockholder or any nondefaulting Underwriter for damages occasioned by its default under this Agreement. If this Agreement is terminated pursuant to the provisions of this
Section 8, the Company shall not be obligated to reimburse any defaulting Underwriter for expenses pursuant to the provisions of Section 4 hereof or otherwise. The term "Underwriter" in this Agreement shall include any persons substituted for an Underwriter under this Section 8.

9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION.

         (A) If the Registration Statement has not been declared effective prior to the date of this Agreement, this Agreement shall become effective at such time, after notification of the effectiveness of the Registration Statement has been released by the Commission, as the Representatives and the Company shall agree upon the public offering price and other terms and the purchase price of the Shares. If the public offering price and other terms and the purchase price of the Shares shall not have been determined prior to 5:00 p.m., New York time, on the third full business day after the Registration Statement has become effective, this Agreement shall thereupon terminate without liability on the part of the Company or any Selling Stockholder to the Underwriters (except as provided in Section 4 or Section 7 of this Agreement). By giving notice before the time this Agreement becomes effective, the Representatives, as Representatives of the several Underwriters, may prevent this Agreement from becoming effective without liability of any party to the other party, except that the Company and the Selling Stockholders shall remain obligated to pay costs and expenses to the extent provided in Section 4 and Section 7 of this Agreement. If the Registration Statement has been declared effective prior to the date of this Agreement, this Agreement shall become effective upon execution and delivery by the Representatives, the Company and the Selling Stockholders (through their attorney-in-fact (the "ATTORNEY-IN-FACT")).

         (B) This Agreement may be terminated by the Representatives in its absolute discretion by giving written notice to the Company at any time on or prior to the First Closing Date or, with respect to the purchase of the Option Shares, by giving notice to the Company and the Attorney-In-Fact for the Selling Stockholders, on or prior to the Optional Closing Date, as the case may be, if prior to such time any of the following has occurred or, in the opinion of the Representatives, is likely to occur: (i) after the respective dates as of which information is given in the Registration Statement and the Prospectus, any material change or development involving a prospective adverse change in or affecting the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole, which would, in the Representatives' sole judgment, make the offering or the delivery of the Shares impracticable or inadvisable; or (ii) trading in securities of the Company has been suspended by the Commission or if trading generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or over-the-counter market has been suspended or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of such exchanges, by the NASD or by the Commission; or (iii) there shall have been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which, in the sole judgement of the Representatives, materially affects or may materially affect the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole;
(iv) there shall have been the declaration of a banking moratorium by federal, New York or California authorities; (v) existing international monetary conditions shall have undergone a material change which, in the Representatives' sole judgment, makes the offering or delivery of the Shares impracticable or inadvisable; or (vi) there has occurred any material change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation of existing hostilities or other crisis, the effect of which, in the reasonable judgement of the Representatives, makes the offering or delivery of the Shares impracticable or inadvisable. If this Agreement shall be terminated pursuant to this Section 9, there shall be no liability of the Company or any Selling Stockholder to the Underwriters (except pursuant to Section 4 and Section 7 of this Agreement) and no liability of the Underwriters to the Company (except pursuant to Section 4 and Section 7 of this Agreement).

10. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by either telecopier or telegraph and, if to the Underwriters, shall be mailed, telecopied or telegraphed or delivered to First Security Van Kasper, 600 California Street, Suite 1700, San Francisco, California 94108, Attention: _____________________ (telecopier: (415) 954-8309);
if to the Company, shall be mailed, telecopied, telegraphed or delivered to it at its office at 14 Inverness Drive, Suite F-116, Englewood, CO 80112 (telecopier: (303) 790-7565), Attention: Ralph Armijo; and if to the Selling Stockholders or any of them, shall be mailed, telecopied, telegraphed or delivered to the address set forth on Schedule II. All notices given by telecopy or telegraph shall be promptly confirmed by letter.

11. PERSONS ENTITLED TO THE BENEFIT OF THIS AGREEMENT. This Agreement shall inure to the benefit of the Company, the Selling Stockholders and the several Underwriters and, with respect to the provisions of Section 4 and Section 7 of this Agreement, the several parties (in addition to the Company and the several Underwriters) indemnified under the provisions of Section 4 and Section 7 and their respective personal Representatives, successors and assigns (whether such succession or assignment is by sale, assignment, merger, reverse merger, consolidation, operation of law or, without limitation, otherwise). Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision contained herein. The term "SUCCESSORS AND ASSIGNS" as herein used shall not include any purchaser, as such, of any of the Shares from the several Underwriters.

12. GENERAL. Notwithstanding any provision of this Agreement to the contrary, the reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties, covenants and agreements in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof or by or on behalf of the Selling Stockholders or the Company, any controlling person thereof or their respective directors or officers and (c) delivery and payment for the Shares under this Agreement; provided, however, that if this Agreement is terminated prior to the Closing Date, the provisions of Sections 3(f) through 3(p), inclusive, of this Agreement shall be of no further force or effect.

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAWS PERTAINING TO CHOICE OR CONFLICT OF LAWS, OF THE STATE OF CALIFORNIA.

13. JURISDICTION. The parties agree that any litigation arising out of or in any way related to this Agreement will be adjudicated in a state or district court sitting in the City of San Francisco, California, and the parties hereby consent to the jurisdiction of such court. The parties hereby waive any right to object to such jurisdiction, including, without limitation, any objection based on a claim of improper venue or forum non conveniens.

14. AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, the Representatives will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives, as Representatives of the several Underwriters, will be binding on all of the Underwriters.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         If the foregoing correctly sets forth your understanding, please so indicate by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the several Underwriters.

                                      Very truly yours,

                                      NAVIDEC, INC.


                                      By:
                                         --------------------------------------
                                         J. Ralph Armijo
                                         President and Chief Executive Officer

                                      SELLING STOCKHOLDERS

                                      J. Ralph Armijo
                                      Patrick R. Mawhinney
                                      Harold AndersonII

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      As Attorney-In-Fact acting on behalf of
                                      each of the Selling Stockholders named in
                                      Schedule II to this Agreement.

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

FIRST SECURITY VAN KASPER
ADVEST, INC.

BY FIRST SECURITY VAN KASPER

By:
   --------------------------------------
   Name:
   Title:

Acting on behalf of themselves and as the Representatives of the several Underwriters

                                   SCHEDULE I

                                  UNDERWRITERS

                                                              NUMBER OF FIRM SHARES         NUMBER OF OPTION SHARES
                  UNDERWRITERS                                    TO BE PURCHASED               TO BE PURCHASED
-----------------------------------------------------         --------------------          ----------------------
First Security Van Kasper

Advest, Inc.

                 Total                                               2,500,000
                                                                   =============                ================

                                   SCHEDULE II

                              SELLING STOCKHOLDERS


SELLING STOCKHOLDER                         NUMBER OF OPTION SHARES TO BE SOLD
-------------------                         ----------------------------------

J. Ralph Armijo
14 Inverness Drive, Suite F-116
Englewood, CO  80112

Patrick R. Mawhinney
14 Inverness Drive, Suite F-116
Englewood, CO  80112

Harold Anderson II
[ADDRESS]



                                     SII-1

                                    EXHIBIT A

                           SUBSIDIARIES OF THE COMPANY

DriveOff.com, Inc., a Delaware corporation

                                    EXHIBIT B

               EQUITY INTEREST OF THE COMPANY AND ITS SUBSIDIARIES

IADMA LLC

                                    EXHIBIT C

                     Matters to be Covered in the Opinion of
                    Benesch, Friedlander, Coplan & Arnoff LLP

         (A) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Colorado. DriveOff.com (the "SUBSIDIARY") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (B) The Company has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus. The Subsidiary as has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus.

         (C) The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company. The Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company.

         (D) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and have not been issued in violation of any preemptive right or other rights to subscribe for or purchase securities or in violation of the registration provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any registration or qualification requirements of all states in which such registration or qualification was necessary.

         (E) The Company owns all the outstanding shares of the Subsidiary. The issued and outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable and have not been issued in violation of any preemptive right or other rights to subscribe for or purchase securities or in violation of the registration provisions of the Securities Act or any registration or qualification requirements of all states in which such registration or qualification was necessary. To our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into any shares of capital stock or ownership interests in the Subsidiary are outstanding.

         (F) The Company has the corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver the Firm Shares or the Option Shares, as the case may be, to the Underwriters.

         (G) The execution, delivery and performance of this Agreement and the issuance and sale of the Shares do not (A) conflict with, violate, result in a breach of or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under the Articles of Incorporation or Bylaws of the Company or the Certificate of Incorporation or Bylaws of Subsidiary or any agreement (including, without limitation, an agreement with respect to registration rights) known to such counsel to which the Company or Subsidiary is a party or by which it or any of their respective properties or assets are bound or (B) result in violation of any statute or any rule or regulation or any writ, judgment, order, injunction or decree of any government, governmental body, agency or court or any arbitration tribunal having jurisdiction over the Company or Subsidiary or any of their respective properties (except with respect to state securities and Blue Sky laws, as to which such counsel need not express any opinion).

         (H) The Shares are duly authorized and, when issued and delivered against payment in full therefor pursuant to the terms of the Underwriting Agreement, will be validly issued, fully paid, nonassessable and free of preemptive rights.

         (I) The Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of the Underwriting Agreement by the Representatives on behalf of the Underwriters, is the valid and binding agreement of the Company, except insofar as the enforceability of the indemnification and contribution provisions of the Underwriting Agreement may be limited as a matter of public policy and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

         (J) Except for the order of the Commission making the Registration Statement effective and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions (as to which such counsel need express no opinion), no consent, approval, authorization or other order of any federal or state governmental body or, to the knowledge of such counsel, other person is required which has not been obtained in connection with the authorization, issuance, sale and delivery of the Shares and the execution, delivery and performance by the Company of the Underwriting Agreement.

         (K) The Registration Statement has become effective under the Securities Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act.

         (L) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements, financial data and supporting schedules included therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act and the applicable Rules and Regulations.

         (M) To the best knowledge of such counsel, the Company satisfies the requirements for filing a registration statement on Form S-3.

         (N) The form of certificate evidencing the Common Stock complies with the applicable provisions the Colorado Corporation Code.

         (O) The description in the Registration Statement and the Prospectus of statutes and contracts are accurate in all material respects and fairly summarize such matters to the extent required by the Securities Act and the Rules and Regulations.

         (P) To the knowledge of such counsel, there are no agreements, contracts, licenses, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein and filed as required.

         (Q) To the knowledge of such counsel and except as described in the Registration Statement or Prospectus, there are no legal or governmental proceedings pending or overtly threatened to which the Company or the Subsidiary is a party or of which any property of the Company or Subsidiary is subject which, if determined adversely to the Company or Subsidiary, as the case may be, would individually or in the aggregate have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company or Subsidiary, as the case may be .

         (R) The Company is not in violation of its Articles of Incorporation or Bylaws. The Subsidiary is not in violation of its Certificate of Incorporation or Bylaws. The Company is not presently in breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or, without limitation, other agreement or instrument to which the Company is a party or by which any of its properties is bound that, individually or in the aggregate, is material to the business, properties, condition (financial or otherwise), prospects or results of operations of the Company. The Subsidiary is not presently in breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or, without limitation, other agreement or instrument to which the Subsidiary is a party or by which any of its properties is bound that, individually or in the aggregate, is material to the business, properties, condition (financial or otherwise), prospects or results of operations of the Subsidiary.

         (S) To the knowledge of such counsel, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to any securities of the Company.

                           (T) A Power of Attorney and a Custody Agreement have
                  been duly executed and delivered by each of the Selling Stockholders and constitute valid and binding agreements of each Selling Stockholder in accordance with their terms, subject as to enforcement to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws of general applicability affecting creditors' rights and to general equity principles and to limitations on availability of equitable relief, including specific performance.


                           (U) The Underwriting Agreement has been duly executed
                  and delivered by or on behalf of each Selling Stockholder, and the sale of the Option Shares to be sold by each Selling Stockholder thereunder and the compliance by each Selling Stockholder with all of the provisions of the Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated therein will not result in any violation of the provisions of any order, rule or regulation known to us or of any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property of any such Selling Stockholder, except with respect to state securities and Blue Sky laws, as to which such counsel need express no opinion.

                           (V) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated by the Underwriting Agreement in connection with the Option Shares to be sold by each Selling Stockholder hereunder, except such as may be required under the Securities Act and state securities or Blue Sky laws in connection with the purchase and distribution of such Option Shares by the Underwriters.

                           (W) Immediately prior to delivery of the Option
                  Shares, each Selling Stockholder had good and valid title to the Option Shares to be sold by such Selling Stockholder under the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Option Shares to be sold by such Selling Stockholder thereunder.

                           (X) Upon delivery to the Underwriters of certificates
                  representing the Option Shares duly endorsed for transfer and against payment therefor in accordance with the terms of the Underwriting Agreement, the Option Shares will have been transferred free and clear of adverse claims to each of the several underwriters who have purchased such Option Shares without notice of any adverse claims within the meaning of the Colorado Uniform Commercial Code.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other Representatives of the Company, the independent public accountants of the Company, the Representatives and counsel to the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they have not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements, financial data and supporting schedules contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the First Closing Date or at the Optional Closing Date, as the case may be, or the date hereof, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    EXHIBIT D

                     Matters to be Covered in the Opinion of

                              ---------------------

We have reviewed the statements set forth in the Registration Statement and the Prospectus under the captions "Risk Factors -DriveOff.com is subject to regulatory uncertainties and potential government regulations" and "Business - Regulatory Uncertainties and Government Regulation" and such statements accurately summarize the matters described herein. Nothing has come to our attention that would lead us to believe that either at the effective date of the Registration Statement or at the date hereof, such sections of the Registration Statement and the Prospectus, or any amendment or supplement, contained or contain any untrue statement or a material fact or omitted or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.





                                      D-1